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                           MAINSTAY VARIABLE ANNUITY
                                  INVESTING IN
                 NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT - III

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       SUPPLEMENT DATED FEBRUARY 2, 1998 TO PROSPECTUS DATED MAY 1, 1997

         This Supplement describes an administrative change relating to individual flexible premium MainStay annuity policies ("Policies") offered by New York Life Insurance and Annuity Corporation ("NYLIAC") through banks, thrifts, and savings and loan associations. This Supplement provides information that a prospective investor should know before investing. Please read it carefully and retain it for future reference. This Supplement is not valid unless accompanied by the current prospectus for the Policies ("Policy Prospectus"). Defined terms used but not defined in this Supplement have the same meanings as in the Policy Prospectus.

         Effective February 2, 1998, NYLIAC is changing the address to which Premium Payments for the MainStay Variable Annuity sold through banks, thrifts, and savings and loan associations should be directed. Accordingly, Premium Payments for Policies sold through banks, thrifts, and savings and loan associations should not be directed to the addresses set forth in the second paragraph under the subheading entitled "Policy Application and Premium Payments" on page 21 and in the second paragraph under the subheading entitled "Accumulation Period" on page 25. The new address for such Premium Payments is NYLIAC, P. O. Box 8500-7230, Philadelphia, PA 19176-7230.









                New York Life Insurance and Annuity Corporation
                            (A Delaware Corporation)
                               51 Madison Avenue
                            New York, New York 10010